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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                    Date of Report (Date of earliest event reported):
                           January 26, 2001 (January 12, 2001)



                                 Tom Brown, Inc.
          -----------------------------------------------------------
            (Exact name of registrant as specified in its charter)



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
             DELAWARE                                  0-3880                     95-1949781
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    (STATE OR OTHER JURISDICTION OF                (Commission File            (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)                    Number)                IDENTIFICATION NO.)
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  555 SEVENTEENTH STREET, SUITE 1850
         DENVER, COLORADO                                           80202
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


                                  (303) 260-5000
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
              ----------------------------------------------------
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                          IF CHANGED SINCE LAST REPORT)


Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

         Tom Brown, Inc. announced on January 12, 2001 that 21.8 million common shares, or approximately 97.2%, of the outstanding shares of Stellarton Energy Corporation ("Stellarton") were deposited pursuant to an offer dated December 20, 2000 made by Tom Brown Resources Ltd., a wholly-owned subsidiary of Tom Brown, Inc., and that all of the shares validly deposited to the offer have been taken up and paid for. The offer for all of the shares of Stellarton was made at a price of C$5.00 per share and expired on January 11, 2001. Tom Brown subsequently acquired all of the shares of Stellarton not validly deposited pursuant to the compulsory acquisition provisions of the Business Corporations Act (Alberta). All of the directors and officers of Stellarton have been replaced with nominees of Tom Brown.

         The C$5.00 per share or approximately US$3.30 combined with the assumption of an estimated net debt of approximately US$14.5 million, results in a total transaction value of US$94.8 million. This transaction has been initially funded through an extension of Tom Brown, Inc.'s existing credit facility. A permanent credit facility is currently being negotiated that will include a five-year Canadian term loan that will be utilized to provide the capital for this acquisition.

         Stellarton's assets are located in western Alberta, Canada, with estimated total net proved reserves (after royalty) of 58.6 million cubic feet
(Bcf) of gas and 2.82 million barrels of oil and natural gas liquids for total equivalent proved reserves of 75.5 Bcfe (78% gas).



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Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements for Stellarton and Tom Brown, Inc., pursuant to the requirements of Form 8-K, will be filed no later than March 13, 2001.

         (b) Pro forma financial statements for the combined entity, pursuant to the requirements of Form 8-K, will be filed no later than March 13, 2001.

         (c) Exhibits.

                  The following exhibit is furnished as part of this report.


                  99.1 - Press Release dated January 12, 2001.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 26, 2001               Tom Brown, Inc.



                                       By: /s/ Daniel G. Blanchard
                                           -------------------------------------
                                                     Daniel G. Blanchard
                                               Executive Vice President and
                                                   Chief Financial Officer
                                               (Principal Financial Officer)


                                       By:  /s/ Richard L. Satre
                                           -------------------------------------
                                                     Richard L. Satre
                                                        Controller
                                              (Principal Accounting Officer)

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                               INDEX TO EXHIBITS


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EXHIBIT
NUMBER                         DESCRIPTION
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
99.1              Press Release dated January 12, 2001.
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